UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                  Date of Event Requiring Report: June 14, 2004
                                                  ---------------


                                 HEARTLAND, INC.
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             (Exact name of Registrant as Specified in Its Charter)


         Maryland                      000-27045                36-4286069
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(State or Other Jurisdiction    (Commission File Number)     (IRS  Employer
of  Incorporation)                                         Identification  No.)


                               25 Mound Park Drive
                              Springboro, OH 45036
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                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code:  (937) 748-2937
                                                          -----------------


           -----------------------------------------------------------
          (Former name or former address, if changes since last report)


ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS.

     The Registrant has entered into agreements to acquire four commercial parcels of real estate for newly issued stock of the Registrant. The first parcel located at 109 Industrial Drive, Ripley, Tennessee, consists of 31,000 + sq. ft. of commercial property on 6 acres for which the Registrant will be paying $650,000.00 by assuming $155,000.00 of existing first loan, plus issue 123,750 newly restricted shares of the Registrant. The second parcel located at

306 Demers, East Grand Forks, Minnesota, consists of commercial retail and residential facility valued at around $365,000.00. The third parcel located at Walle Township, Grand Forks County, North Dakota consists of 2.75 acres with frontage on 21st Street SE which has been appraised for $60,000.00. The fourth parcel located at Edgewood Estates, Addition to City Grand Forks, North Dakota consists of 2.7 acres with frontage on Belmont Road which has been appraised for $60,000.00. The Registrant has agreed to pay 121,750 newly restricted shares of the Registrant for the Minnesota and North Dakota properties.

     The Registrant is negotiating to acquire the properties utilized by Mound Technologies, Inc., and its wholly owned subsidiary Freedom Products of Ohio, which it currently leases, which includes its production facilities and office space from a related party whose general partner is a shareholder of the Registrant and the President of Mound. A financial institution currently has judgment liens against the Properties which serve as collateral for the property mortgages owed by this related party. The Registrant intends to purchase these properties from the related party utilizing in part its newly acquired commercial properties as additional collateral; however, the financial institution may or may not allow the time necessary in order for the Registrant to complete its financing arrangements. If the Registrant's financing arrangements are not completed in a timeframe acceptable to the financial institution, the Properties could be foreclosed upon, forcing Mound to seek alternative facilities. The Registrant expects to complete its financing arrangements over the next several months.


ITEM  5.  OTHER EVENTS.

     On Monday, June 12, 2004 Craig Pietruszewski resigned as the Registrant's CFO. The Registrant and Mr. Pietruszewski could not come to terms on various issues including management styles and as a result, Mr. Pietruszewski decided to resign. Jerry Gruenbaum, the Company's Secretary and General Counsel will assume the responsibilities in the interim.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 17, 2004                              Heartland, Inc.
        ---------------                            ----------------------------
                                                   (Registrant)

                                                   /s/  Jeffrey Brandeis
                                                   ----------------------------
                                                    Jeffrey Brandeis, President


                                                  /s/  Jerry Gruenbaum
                                                   ----------------------------
                                                    Jerry Gruenbaum, Secretary